UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip code)

Caroline Kraus, Esq. Goldman, Sachs & Co. 200 West Street New York, New York 10282	Copies to: Geoffrey R.T. Kenyon, Esq. Dechert LLP One International Place, 40th Floor 100 Oliver Street Boston, MA 02110-2605

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: September 30, 2015

Item 1.	Schedule of Investments.

GOLDMAN SACHS LONG SHORT FUND

Schedule of Investments

September 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – 68.4%
Biotechnology – 1.9%
2,227	Alexion Pharmaceuticals, Inc.*	$ 412,485
121,160	Baxalta, Inc.(a)(b)	3,817,752

		4,230,237

Capital Markets – 4.4%
205,133	The Charles Schwab Corp.(a)(b)	5,858,599
201,512	UBS Group AG	3,725,577

		9,584,176

Commercial Banks(a)(b) – 9.0%
418,730	Citizens Financial Group, Inc.	9,990,898
188,141	Wells Fargo & Co.	9,661,040

		19,651,938

Energy Equipment & Services(a)(b) – 3.4%
142,653	Baker Hughes, Inc.	7,423,662

Food Products – 1.8%
54,734	The Kraft Heinz Co.	3,863,126

Health Care Providers & Services – 1.6%
52,975	Fresenius SE & Co. KGaA	3,556,094

Insurance(a)(b) – 3.4%
130,844	American International Group, Inc.	7,434,556

Internet & Catalog Retail* – 1.1%
147,475	Vipshop Holdings Ltd. ADR	2,477,580

Internet Software & Services* – 1.0%
15,513	Baidu, Inc. ADR	2,131,641

Machinery – 0.8%
36,183	Ingersoll-Rand PLC	1,837,011

Media – 13.1%
197,969	Altice NV Class A*	4,142,166
13,729	Altice NV Class B*	306,279
4,771	Liberty Global PLC LiLAC Class C*	163,359
251,216	Liberty Global PLC Series C*(a)(b)	10,304,880
40,272	Time Warner Cable, Inc.(b)	7,223,589
246,361	Twenty-First Century Fox, Inc. Class A(a)	6,646,820

		28,787,093

Oil, Gas & Consumable Fuels(a) – 0.3%
24,283	Golar LNG Ltd.	677,010

Pharmaceuticals – 17.2%
33,018	Allergan PLC*(b)	8,974,623
52,909	Endo International PLC*(a)	3,665,535
97,835	Mallinckrodt PLC*(a)(b)	6,255,570
19,676	Shire PLC ADR(b)	4,038,105
46,135	Teva Pharmaceutical Industries Ltd. ADR	2,604,782
68,620	Valeant Pharmaceuticals International, Inc.*(b)	12,240,436

		37,779,051

Shares	Description	Value
Common Stocks – (continued)
Real Estate Investment Trusts(b) – 5.0%
207,891	Lamar Advertising Co. Class A	$ 10,847,752

Real Estate Management & Development* – 1.1%
65,405	Realogy Holdings Corp.	2,461,190

Road & Rail*(a) – 1.6%
211,774	Hertz Global Holdings, Inc.	3,542,979

Semiconductors & Semiconductor Equipment – 1.7%
25,956	Avago Technologies Ltd.	3,244,760
23,308	Canadian Solar, Inc.*	387,379

		3,632,139

TOTAL COMMON STOCKS (Cost $162,263,666)		$ 149,917,235

Exchange Traded Funds – 3.1%
7,465	PowerShares QQQ Trust Series 1	$ 759,638
31,222	SPDR S&P 500 ETF Trust	5,983,072

TOTAL EXCHANGE TRADED FUNDS (Cost $6,699,689)		$ 6,742,710

Contracts	Exercise Price	Expiration Date	Value
Options Purchased – 3.0%
Options on Equities
Citibank NA (London) Call - Apple, Inc.
690	$120.000	10/16/15	$ 9,646
Citibank NA (London) Call - Liberty Global PLC
61	52.500	01/15/16	4,728
Citibank NA (London) Call - Liberty Global PLC
156	55.000	01/15/16	5,850
Citibank NA (London) Call - Liberty Global PLC
171	57.500	01/15/16	5,130
Citibank NA (London) Put - S&P 500 Index
249	2,025.000	10/02/15	2,803,740
Citibank NA (London) Put - S&P 500 Index
54	1,900.000	10/16/15	173,610
Deutsche Bank AG Call - S&P 500 Index
78	1,930.000	10/02/15	67,860
Deutsche Bank AG Put - Financial Select Sector SPDR
2,373	22.000	10/30/15	98,479
Deutsche Bank AG Put - S&P 500 Index
459	1,800.000	10/16/15	438,345
Deutsche Bank AG Put - S&P 500 Index
241	1,910.000	10/30/15	1,141,135
Merrill Lynch International Call - Comcast Corp.
958	60.000	11/20/15	91,968
Merrill Lynch International Put - PowerShares QQQ Trust Series 1
534	106.500	10/02/15	267,534
Merrill Lynch International Put - S&P 500 Index
746	180.000	10/02/15	1,492
Merrill Lynch International Put - S&P 500 Index
101	1,840.000	10/16/15	144,935
Merrill Lynch International Put - S&P 500 Index
1,209	180.000	11/20/15	340,938

GOLDMAN SACHS LONG SHORT FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Contracts	Exercise Price	Expiration Date	Value
Options Purchased – (continued)
Options on Equities – (continued)
Merrill Lynch International Put - Shire PLC
49	230.000	10/16/15	$ 123,970
Morgan Stanley & Co. International PLC Call - iShares Nasdaq Biotechnology
313	285.000	10/16/15	161,263
Morgan Stanley & Co. International PLC Call - iShares PHLX Semiconductor ETF
122	87.000	01/20/17	141,543
Morgan Stanley & Co. International PLC Call - iShares PHLX Semiconductor ETF
142	87.000	01/20/17	164,747
Morgan Stanley & Co. International PLC Call - Mallinckrodt PLC
419	80.000	01/15/16	103,912
Morgan Stanley & Co. International PLC Call - Vodafone Group PLC
1044	GBP 2.500	10/16/15	—
Morgan Stanley & Co. International PLC Call - Vodafone Group PLC
4,17	2.400	11/20/15	6,308
Morgan Stanley & Co. International PLC Put - Allergan PLC
57	$240.000	10/16/15	10,118
Morgan Stanley & Co. International PLC Put - Financial Select Sector SPDR
3164	21.500	10/30/15	90,174
Morgan Stanley Capital Services, Inc. Call - Liberty Global PLC
328	60.000	01/15/16	6,560
Morgan Stanley Capital Services, Inc. Call - S&P 500 Index
38	1,930.000	10/30/15	140,220
Morgan Stanley Capital Services, Inc. Put - S&P 500 Index
38	1,820.000	10/16/15	39,140
UBS AG (London) Call - Liberty Global PLC
191	62.500	01/15/16	2,292

TOTAL OPTIONS PURCHASED (Cost $5,421,709)			$ 6,585,637

Shares	Rate	Value
Investment Company(c) – 30.7%
Goldman Sachs Financial Square Government Fund - FST Shares
67,237,403	0.006%	$ 67,237,403
(Cost $67,237,403)

TOTAL INVESTMENTS BEFORE SHORT POSITIONS – 105.2% (Cost $241,622,467)		$ 230,482,985

Shares	Description	Value
Common Stocks Sold Short – (3.2)%
Biotechnology* – (0.2)%
2,227	Alexion Pharmaceuticals, Inc.	$ (412,485)

Energy Equipment & Services – (2.6)%
159,771	Halliburton Co.	(5,647,905)

Road & Rail* – (0.4)%
22,097	Avis Budget Group, Inc.	(965,197)

TOTAL COMMON STOCKS SOLD SHORT (Cost $(8,213,275))		$ (7,025,587)

Shares	Description	Value
Exchange Traded Funds Sold Short – (13.0)%
152,654	Consumer Staples Select Sector SPDR Fund	$ (7,203,742)
6,916	iShares Nasdaq Biotechnology ETF	(2,097,830)
41,193	iShares Russell 2000 ETF	(4,498,276)
85,800	PowerShares QQQ Trust Series 1	(8,731,008)
31,222	SPDR S&P 500 ETF Trust	(5,983,072)

TOTAL EXCHANGE TRADED FUNDS SOLD SHORT (Cost $(29,476,127))		$ (28,513,928)

TOTAL SECURITIES SOLD SHORT – (16.2)% (Cost $(37,689,402))		$ (35,539,515)

OTHER ASSETS IN EXCESS OF LIABILITIES – 11.0%		24,044,391

NET ASSETS – 100.0%		$ 218,987,861

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security pledged as collateral for the line of credit facility. Total market value of security amount pledged as collateral for the line of credit facility amounts to $21,084,637, which represents approximately 9.6% of net assets as of September 30, 2015.

(b)	All or portion of security is pledged as collateral for short sales. Total market value of securities pledged as collateral on short sales amounts to $41,037,653, which represents approximately 18.7% of net assets as of September 30, 2015.

(c)	Represents an Affiliated Fund.

Currency Abbreviations:
CAD	— Canadian Dollar
CHF	— Swiss Franc
EUR	— Euro
GBP	— British Pound
USD	— U.S. Dollar

Investment Abbreviations:
ADR	— American Depositary Receipt
ETF	— Exchange Traded Fund

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS LONG SHORT FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2015, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain

Morgan Stanley & Co.	CHF	4,050,000	USD	4,164,867	$4,167,581	12/16/15	$2,714
	EUR	1,170,000	USD	1,305,205	1,309,127	12/16/15	3,922
	USD	8,482,006	CHF	8,213,284	8,451,736	12/16/15	30,270
	USD	19,522,084	EUR	17,313,106	19,371,843	12/16/15	150,241
	USD	1,257,020	GBP	814,764	1,232,150	12/16/15	24,870

TOTAL							$212,017

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS
Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss

Morgan Stanley & Co.	CAD	2,722	USD	2,054	$2,039	12/16/15	$(15)
	CHF	365,000	USD	377,117	375,597	12/16/15	(1,520)
	EUR	1,740,000	USD	1,951,758	1,946,907	12/16/15	(4,851)
	GBP	2,374,569	USD	3,667,000	3,591,012	12/16/15	(75,988)
	USD	452,491	CHF	441,000	453,803	12/16/15	(1,311)

TOTAL							$(83,685)

FUTURES CONTRACTS — At September 30, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

S&P 500 E-Mini Index	295	December 2015	$28,153,325	$338,253

SWAP CONTRACTS — At September 30, 2015, the Fund had the following swap contracts:

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Counterparty	Notional Amount (000s)	Reference Security	Termination Date	Financing Fee#	Unrealized Gain (Loss)*

Credit Suisse International (London)	GBP 136	BG Group PLC	04/14/20	0.300%	$(389,053)
	EUR 91	Ferrovial SA	12/22/16	0.400	27,834
	GBP 2,017	Royal Bank of Scotland Group	10/04/19	0.400	(933,673)
	1,192	Royal Dutch Shell PLC	04/14/20	0.300	372,313
	112	Shire PLC	10/03/19	0.300	(1,153,460)
	1,651	Vodafone Group PLC	11/22/16	0.300	(615,627)
	872	Vodafone Group PLC	04/14/20	0.300	(147,419)

TOTAL					$(2,839,085)

#	The Fund receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) of the swap contracts is equal to their market value.

GOLDMAN SACHS LONG SHORT FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS — For the period ended September 30, 2015 the Fund had following written options:

OPTIONS ON EQUITIES CONTRACTS

Counterparty	Description	Contracts	Expiration Date	Exercise Price		Value

Citibank NA (London)	Call - Shire PLC	86	10/16/15		$265	$(2,847)
	Call - Shire PLC	86	01/15/16		285	(7,095)
Merrill Lynch International	Put - Apple, Inc.	1,323	10/02/15		107	(81,289)
	Call - S&P 500 Index	101	10/16/15		1,950	(172,205)
	Call - Comcast Corp.	1,916	11/20/15		63	(79,514)
Morgan Stanley & Co. International PLC	Call - S&P 500 Index	38	10/16/15		1,940	(81,510)
	Call - Vodafone Group PLC	2,087	10/16/15	GBP	3	—
	Put - S&P 500 Index	12	10/16/15		$11,800	(11,460)
	Call - Vodafone Group PLC	835	11/20/15	GBP	3	(3,158)

TOTAL (Premium Received $640,606)						$(439,078)

TAX INFORMATION — At September 30, 2015, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$242,705,012

Gross unrealized gain	3,358,859
Gross unrealized loss	(15,580,886)

Net unrealized security loss	$(12,222,027)

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS LONG SHORT FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

Investments and Fair Value Measurements — The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). Accounting principles generally accepted in the United States of America (“GAAP”) establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including Goldman Sachs Investment Strategies, LLC (“GSIS”) assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSIS day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSIS regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or it is believed by the investment adviser to not represent fair value, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value (“NAV”) on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

GOLDMAN SACHS LONG SHORT FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the FST Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy.

The Underlying Fund may invest in debt securities which are valued daily on the basis of quotations supplied by dealers, if market quotations are readily available, or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Securities Sold Short — Securities sold short are those securities which the Fund has sold but which it does not own. When the Fund sells a security it does not own, it must borrow the position that was sold and deliver it to the broker through which it made the short sale. In addition, cash and certain investments in securities may be used to collateralize the securities sold short. Each day the securities sold short transaction is open, the liability to replace the borrowed security is marked to market and an unrealized gain or loss is recorded. While the transaction remains open, the Fund may also incur expenses for any dividends or interest which will be paid to the lender of the securities as well as a fee to borrow the delivered security. During the term of the short sale, the value of the securities pledged as collateral on short sales is required to exceed the value of the securities sold short. The market value of securities pledged as collateral is included in the Schedule of Investments.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss.

A forward foreign currency contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

GOLDMAN SACHS LONG SHORT FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

iii. Options — When the Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv. Swap Contracts — Swaps are marked-to-market daily using pricing vendor quotations, counterparty prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss.

A total return swap is an agreement that gives the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

Level 3 Fair Value Investments — To the extent that the significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSIS believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSIS, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of September 30, 2015:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$10,458,763	$—	$—
Europe	22,620,324	7,281,671	—
North America	109,556,477	—	—
Exchange Traded Funds	6,742,710	—	—
Investment Company	67,237,403	—	—
Total	$216,615,677	$7,281,671	$—
Liabilities(a)
Common Stock and Exchange Traded Funds Sold Short
North America	$(35,539,515)	$—	$—

Derivative Type
Assets
Options Purchased	$6,014,172	$571,465	$—
Forward Foreign Currency Exchange Contracts(b)	—	212,017	—
Futures Contracts(b)	338,253	—	—
Total Return Swap Contracts(b)	—	400,147	—
Total	$6,352,425	$1,183,629	$—
Liabilities
Forward Foreign Currency Exchange Contracts(b)	$—	$(83,685)	$—
Total Return Swap Contracts(b)	—	(3,239,232)	—
Written Options Contracts	—	(439,078)	—
Total	$—	$(3,761,995)	$—

(a)	To adjust for the time difference between local market close and the calculation of net asset value. The Fund utilizes fair value model prices for international equities provided by an independent fair value service resulting in a Level 2 classification.

(b)	Amount shown represents unrealized gain (loss) at period end.

GOLDMAN SACHS LONG SHORT FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

The Fund’s risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and, as a result, maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

GOLDMAN SACHS LONG SHORT FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — As a result of the Fund’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.

Short Position Risk — The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets and presents various risks. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

Item 2.	Controls and Procedures.

(a) The Registrant’s President/Chief Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

(a) Separate certifications for the President/Chief Executive Officer and the Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Goldman Sachs Trust

By (Signature and Title)*	/s/ James A. McNamara
James A. McNamara, President/Chief Executive Officer

Date November 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James A. McNamara
James A. McNamara, President/Chief Executive Officer

Date November 27, 2015

By (Signature and Title)*	/s/ Scott McHugh
Scott McHugh Principal Financial Officer

Date November 27, 2015

*	Print the name and title of each signing officer under his or her signature.